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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 30, 1999

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-9210                  95-4035997
 (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)


          10889 WILSHIRE BOULEVARD
           LOS ANGELES, CALIFORNIA                           90024
 (Address of principal executive offices)                  (ZIP code)

               Registrant's telephone number, including area code:
                                 (310) 208-8800

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Item 5.   Other Events
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     On June 30, 1999, Occidental Petroleum Corporation commenced a program offering from time to time up to $1,000,000,000 aggregate initial offering price of its Medium-Term Senior Notes, Series C and its Medium-Term Subordinated Notes, Series A (collectively, the "Notes").

     Occidental has previously filed a Registration Statement on Form S-3 (File No. 333-79541) in respect of securities including the Notes, which Registration Statement was declared effective by the Securities and Exchange Commission on June 11, 1999. Thereafter, Occidental and Chase Securities Inc., Credit Suisse First Boston Corporation, Lehman Brothers Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. entered into the Distribution Agreement dated June 30, 1999, relating to the sale and purchase of the Notes.


Item 7.   Financial Statements and Exhibits
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          (c)  Exhibits

               Exhibit 1.1 Distribution Agreement, dated June 30, 1999, among Occidental Petroleum Corporation and Chase Securities Inc., Credit Suisse First Boston Corporation, Lehman Brothers Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co.

               Exhibit 4.1 Officers' Certificate, dated June 30, 1999, pursuant to the Indenture (Senior Debt Securities), dated as of April 1, 1998, between Occidental and The Bank of New York, as trustee, and the Indenture (Subordinated Debt Securities), dated as of January 20, 1999, between Occidental and The Bank of New York, as trustee, including the forms of the Notes.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             OCCIDENTAL PETROLEUM CORPORATION
                                       (Registrant)




DATE:    July 2, 1999        S. P. Dominick, Jr.
                             ---------------------------------------------------
                             S. P. Dominick, Jr.,  Vice President and Controller
                             (Chief Accounting and Duly Authorized Officer)